Exhibit 10.1

EXECUTION VERSION

IMPORTANT NOTE:

EACH PARTY HERETO MUST EXECUTE THIS AGREEMENT OUTSIDE THE REPUBLIC OF AUSTRIA AND EACH LENDER MUST BOOK ITS LOAN AND RECEIVE ALL PAYMENTS OUTSIDE THE REPUBLIC OF AUSTRIA. TRANSPORTING OR SENDING THE ORIGINAL OR ANY CERTIFIED COPY OF THIS AGREEMENT OR THE RESTATED CREDIT AGREEMENT REFERRED TO HEREIN OR ANY OTHER CREDIT DOCUMENT OR ANY NOTICE OR OTHER COMMUNICATION (INCLUDING BY EMAIL OR OTHER ELECTRONIC TRANSMISSION) INTO OR FROM THE REPUBLIC OF AUSTRIA MAY RESULT IN THE IMPOSITION OF AN AUSTRIAN STAMP DUTY ON THE CREDIT FACILITY PROVIDED FOR IN SUCH RESTATED CREDIT AGREEMENT, WHICH MAY BE FOR THE ACCOUNT OF THE PARTY WHOSE ACTIONS RESULT IN SUCH IMPOSITION. COMMUNICATIONS REFERENCING THIS AGREEMENT OR SUCH CREDIT AGREEMENT SHOULD NOT BE ADDRESSED TO RECIPIENTS IN, OR SENT BY PERSONS LOCATED IN, THE REPUBLIC OF AUSTRIA AND PAYMENTS SHOULD NOT BE MADE TO BANK ACCOUNTS IN THE REPUBLIC OF AUSTRIA. SEE ALSO SECTION 9.20 OF SUCH RESTATED CREDIT AGREEMENT AND A MEMORANDUM FROM AUSTRIAN COUNSEL FOR THE GOODYEAR TIRE & RUBBER COMPANY WHICH IS AVAILABLE UPON REQUEST FROM THE ADMINISTRATIVE AGENT.

AMENDMENT AND RESTATEMENT AGREEMENT dated as of April 20, 2011 (this “Amendment Agreement”), in respect of (a) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (the “Credit Agreement”) dated as of April 20, 2007, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as Administrative Agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (b) the MASTER GUARANTEE AND COLLATERAL AGREEMENT (the “Master Guarantee and Collateral Agreement”) dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, as further amended and restated as of April 8, 2005, and as amended as of April 20, 2007, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Goodyear and the Borrowers have requested that the Credit Agreement be amended and restated as set forth in Section 4 below and the Master Guarantee and Collateral Agreement be amended as set forth in Section 4 below and the parties hereto are willing so to amend the Credit Agreement and the Master Guarantee and Collateral Agreement.

In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

SECTION 1. Defined Terms. (a) As used in this Amendment Agreement, the following terms have the meanings specified below:

“Amended MGCA” shall mean the Master Guarantee and Collateral Agreement, as amended in accordance with Section 4.

“Assigned Interest” shall have the meaning assigned to such term in Section 4(iii).

“Daylight Commitment” shall mean, (i) for each Daylight Lender party hereto on the Effective Date, the obligation of such Lender to make loans (“Daylight Loans”) on the Effective Date in an amount equal to the amount set forth opposite the name of such Daylight Lender on Schedule 1 to this Amendment Agreement under the caption “Daylight Loans”.

“Daylight Lender” shall mean a lender that will become on the Effective Date a Lender under the Restated Credit Agreement.

“Effective Date” shall have the meaning assigned to such term in Section 2.

“Existing Administrative Agent” shall mean JPMEL, as administrative agent under the Pre-Restatement Credit Agreement.

“JPMCB” shall mean JPMorgan Chase Bank, N.A.

“JPMEL” means J.P. Morgan Europe Limited.

“New Administrative Agent” shall mean JPMEL, as administrative agent under the Restated Credit Agreement.

“Pre-Restatement Credit Agreement” shall mean the Credit Agreement immediately before its amendment or restatement in accordance with Section 4(i)(A).

“Restated Credit Agreement” shall mean the Credit Agreement, as amended and restated in accordance with Section 4(i)(A).

(b) On and after the effectiveness of the Restated Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used (i) in the Restated Credit Agreement, shall, unless the

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context otherwise requires, refer to the Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term “Credit Agreement”, as used in the Credit Documents, shall mean the Restated Credit Agreement and (ii) in the Amended MGCA, shall, unless the context otherwise requires, refer to the Master Guarantee and Collateral Agreement as amended hereby, and the terms “Master Guarantee and Collateral Agreement” or “Guarantee and Collateral Agreement”, as used in the Credit Documents, shall mean the Amended MGCA. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement or, if not defined therein, the Pre-Restatement Credit Agreement.

SECTION 2. Conditions to Effectiveness. The transactions provided for in Section 3 and 4 hereof and the obligations of the Lenders to make Loans and issue Letters of Credit under the Restated Credit Agreement shall become effective on the date (the “Effective Date”) on which all the conditions specified in Section 4.01 of the Restated Credit Agreement are satisfied (or waived in accordance with Section 9.02 of the Restated Credit Agreement).

SECTION 3. Effective Date Transactions. On the Effective Date, immediately preceding the effectiveness of the amendment and restatement provided for in Section 4, each of the parties hereto irrevocably agrees that each of the following shall occur without any additional conditions or actions of any party hereto:

(i) Each Daylight Lender shall extend credit to the European J.V. and the European J.V. shall borrow one or more Daylight Loans denominated in Euro in aggregate principal amounts equal to such Lender’s Daylight Commitment. The proceeds of such Daylight Loans shall be payable to JPMCB, which shall pay such proceeds to the accounts set forth on Schedule 1. The provisions of Section 2.06 of the Restated Credit Agreement shall apply to the making of Daylight Loans on the same basis as Borrowings. The European J.V. irrevocably directs the Existing Administrative Agent to deliver all the proceeds of the borrowings under the foregoing clause to JPMCB, and hereby irrevocably directs JPMCB to apply such proceeds to prepay in full all the outstanding principal of any Revolving Loans (as defined in the Pre-Restatement Credit Agreement) that remain outstanding at such time, together with all accrued interest thereon and any accrued commitment fees with respect to the Revolving Commitments (as defined in the Pre-Restatement Credit Agreement).

(ii) Immediately following the transactions provided for in paragraph (i) above, all Revolving Lenders under the Pre-Restatement Credit Agreement shall transfer their Revolving Commitments (as such term is defined in the Pre-Restatement Credit Agreement) to JPMCB (which shall assume such commitments) pursuant to the Master Assignment and Assumption to be executed in the form attached hereto as Exhibit A.

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(iii) Immediately following the transactions provided for in paragraphs (i) and (ii) above, JPMCB, as Majority Lenders, irrevocably authorizes the Collateral Agent to release the Collateral referred to in Schedule 2 and take such other actions as are set forth in Schedule 2.

SECTION 4. Amendment and Restatement; Borrowings on Effective Date. Each of the parties hereto irrevocably agrees that each of the following shall occur on the Effective Date, immediately after the effectiveness of the transactions described in Section 3, without the satisfaction of any additional conditions or any further actions of any party hereto; provided that for the purposes of Section 4(i)(A), only the parties to the Credit Agreement shall agree to such amendment and restatement and, for the purposes of Section 4(i)(B) only the Collateral Agent and each Credit Party shall agree to such amendment and restatement:

(i)(A) The Credit Agreement (including the Schedules and Exhibits thereto) shall be amended and restated to read as set forth in Exhibit B attached hereto (including the Schedules and Exhibits attached to such Exhibit B) and (B) the Master Guarantee and Collateral Agreement (including the Schedules and Exhibits thereto) shall be amended as follows:

(1)	Section 3.03(d) is hereby deleted and replaced with the provision contained in Annex 2 hereto.

(2)	Article IV is hereby amended by replacing in clause (i) thereof the phrase “the provisions of Section 5.03” with the phrase “the provisions of Section 5.03 of this Agreement and of Section 7.04 of the Credit Agreement”.

(3)	Section 11.13 is hereby amended by (a) replacing in each of paragraph (b) and (c) thereof the phrase “Subject to paragraph (d) below” with the phrase “Subject to paragraph (e) below”; and (b) replacing in paragraph (e) thereof the phrase “Notwithstanding paragraph (b) or (c) above” with the phrase “Notwithstanding paragraph (b), (c) or (d) above”.

The New Administrative Agent is hereby directed to enter into such Credit Documents and to take such other actions as may be required to give effect to the transactions contemplated hereby.

(ii) Upon the effectiveness of the Restated Credit Agreement, JPMCB will be the holder of all the Revolving Commitments. JPMCB, as the Lender holding all the Commitments, irrevocably authorizes the Collateral Agent to take all the actions set forth in Schedule 3 and any and all such other actions as the Collateral Agent shall deem necessary or advisable in connection with any security interest in any Collateral and the rights of any Secured Party in respect thereof.

(iii) On the Effective Date and immediately following the effectiveness of the Restated Credit Agreement, JPMCB (the “Assignor”) shall sell and assign, without recourse and without any further action required on the part of any party, to each lender set forth in Schedule 4 hereto (each, an “Assignee”), and each Assignee shall purchase

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and assume, without recourse and without any further action required on its part, from JPMCB effective as of the Effective Date, the amounts of JPMCB’s ABT Commitment and German Commitment set forth in Schedule 4 and all related rights, interests and obligations under the Restated Credit Agreement, the Amended MGCA (including, without limitation, the rights, interests and obligations under Section 9.15 of the Restated Credit Agreement and Section 11.16 of the Amended MGCA) and any other documents or instruments delivered pursuant thereto (the rights and obligations sold and assigned pursuant hereto being referred to herein collectively as the “Assigned Interest”). Each Assignee hereby acknowledges receipt of a copy of the Restated Credit Agreement. From and after the Effective Date (A) each Assignee shall be a party to and be bound by the provisions of the Restated Credit Agreement and, to the extent of the interests assigned by this paragraph (iii), have the rights and obligations of an ABT Lender and German Lender thereunder and (B) JPMCB shall, to the extent of the interests assigned by this Section, relinquish its rights and be released from its obligations under the Restated Credit Agreement. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated by reference into this paragraph (iii) and made a part of this Amendment Agreement as if set forth in this paragraph (iii) in full. The Credit Parties consent to each assignment pursuant to this paragraph (iii). The parties agree that (I) no recordation fee shall be payable with respect to the foregoing assignments and (II) this Amendment Agreement shall be an approved form of Assignment and Acceptance for purposes of the Restated Credit Agreement.

(iv) Notwithstanding any provision of this Amendment Agreement, the provisions of Sections 2.12, 2.13, 2.14 and 9.03 of the Pre-Restatement Credit Agreement, as in effect immediately prior to the Effective Date, will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Effective Date for the benefit of the Lenders, including each Lender under the Pre-Restatement Credit Agreement that will not be a Lender under the Restated Credit Agreement.

(v) Immediately following the transactions provided for in paragraph (ii) above, each Lender shall make to the European J.V. and the European J.V. shall borrow, one or more Loans requested pursuant to the Borrowing Request, dated April 15, 2011, delivered by the European J.V. to the Existing Administrative Agent. Such Revolving Loans shall have the initial Interest Periods and be of the Types set forth in Schedule 5. The European J.V. irrevocably directs that the borrowings set forth in this paragraph (v) be applied directly to prepay in full (and be netted against) Daylight Loans extended to it, with any excess being delivered in accordance with such Borrowing Request.

SECTION 5. Continuing Security. (a) Each Borrower, Grantor and Guarantor confirms that (i) the security interests granted by it under the Security Documents and in existence immediately prior to the Effective Date shall continue in full force and effect on the terms of the respective Security Documents and (ii) on the Effective Date the Obligations under the Restated Credit Agreement shall constitute “Obligations” under the Amended MGCA and “secured obligations” (however defined) under the other Security Documents (subject to any limitations set forth in the Amended MGCA or such other Security Documents). Each party hereto confirms that the intention

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of the parties is that each of the Credit Agreement and the Master Guarantee and Collateral Agreement shall not terminate on the Effective Date and shall continue in full force and effect as amended and restated hereby.

(b) In case of any transfer of all or any part of the rights and/or obligations of any Secured Party on the Effective Date or at any other time under the Credit Agreement or the Amended MGCA, including of the Applicable Secured Obligations, the guarantees and security interests under the Security Documents will remain in full force and effect for the benefit of any successors, assignees/transferees of the respective Secured Party and the other Secured Parties (including, but not limited to, for the benefit of Article 1134 of the Romanian Civil Code).

SECTION 6. Applicable Law. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. This Amendment Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment Agreement. This Amendment Agreement shall constitute a “Credit Document” for all purposes of the Restated Credit Agreement and the other Credit Documents.

SECTION 8. Expenses. Goodyear and each Borrower agrees to reimburse the Existing Administrative Agent and the New Administrative Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Amendment Agreement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, Allen & Overy LLP and other counsel for the Existing Administrative Agent and the New Administrative Agent.

SECTION 9. Headings. The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PARTIES TO THE CREDIT AGREEMENT AND MASTER GUARANTEE AND COLLATERAL AGREEMENT

THE GOODYEAR TIRE & RUBBER COMPANY,

by	/s/ Scott A. Honnold
Name: Scott A. Honnold
Title: Vice President and Treasurer

GOODYEAR DUNLOP TIRES EUROPE B.V.,

by
Name:
Title:

GOODYEAR DUNLOP TIRES GERMANY GMBH,

by
Name:
Title:

by
Name:
Title:

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PARTIES TO THE CREDIT AGREEMENT AND MASTER GUARANTEE AND COLLATERAL AGREEMENT

THE GOODYEAR TIRE & RUBBER COMPANY,

by
Name:
Title:

GOODYEAR DUNLOP TIRES EUROPE B.V.,

by	/s/ DOMINIQUE GOLSONG
Name: DOMINIQUE GOLSONG
Title: ATTORNEY IN FACT

GOODYEAR DUNLOP TIRES GERMANY GMBH,

by
Name:
Title:

by
Name:
Title:

:

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PARTIES TO THE CREDIT AGREEMENT AND MASTER GUARANTEE AND COLLATERAL AGREEMENT

THE GOODYEAR TIRE & RUBBER COMPANY,

by	/s/ Scott A. Honnold
Name: Scott A. Honnold
Title: Vice President and Treasurer

GOODYEAR DUNLOP TIRES EUROPE B.V.,

by
Name:
Title:

GOODYEAR DUNLOP TIRES GERMANY GMBH,

by	/s/ Dr. Rainer Landwehr
Name: Dr. Rainer Landwehr
Title: Group Managing Director

by	/s/ Frank Titz
Name: Frank Titz
Title: Managing Director

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

GOODYEAR DUNLOP TIRES OPERATIONS S.A.,

by	/s/ Dieret Christophe
Dieret Christophe

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

2

J.P. MORGAN EUROPE LIMITED, as Administrative Agent under the Pre-Restatement Credit Agreement and under the Restated Credit Agreement,

by	/s/ S. Clarke
Name: S. Clarke
Title: Vice President

JPMORGAN CHASE BANK, N.A., individually, as Collateral Agent, Issuing Bank and Swingline Lender under the Pre-Restatement Credit Agreement and under the Restated Credit Agreement,

by	executed in the form of a notarial deed

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

J.P. MORGAN EUROPE LIMITED, as Administrative Agent under the Pre-Restatement Credit Agreement and under the Restated Credit Agreement,

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually, as Collateral Agent, Issuing Bank and Swingline Lender under the Pre-Restatement Credit Agreement and under the Restated Credit Agreement,

by	/s/ Robert P. Kellas
Name: Robert P. Kellas Title: Executive Director executed in the form of a notarial deed

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

BNP PARIBAS individually and as Issuing Bank,

by	/s/ BRENDAN HENEGHAN
Name: BRENDAN HENEGHAN
Title: Vice President

by	/s/ John Treadwell, Jr.
Name: John Treadwell, Jr.
Title: Vice President

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

PARTIES TO THE MASTER GUARANTEE AND COLLATERAL

AGREEMENT (AND NOT PARTY TO THE CREDIT AGREEMENT)

4 FLEET GROUP GMBH,

by	/s/ K. Romanus
Name: K. Romanus
Title: Tire Manager Retail

by
Name:
Title:

GD HANDELSSYSTEME GMBH,

by	/s/ K. Romanus
Name: K. Romanus
Title: Tire Manager Retail

by
Name:
Title:

GOODYEAR DUNLOP TIRES FRANCE S.A.,

by
Name:
Title:

GOODYEAR DUNLOP TIRES AMIENS SUD S.A.S.,

by
Name:
Title:

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

PARTIES TO THE MASTER GUARANTEE AND COLLATERAL

AGREEMENT (AND NOT PARTY TO THE CREDIT AGREEMENT)

4 FLEET GROUP GMBH,

by
Name:
Title:

by	/s/ ZUBANOVIC
Name: ZUBANOVIC
Title : General Manager

GD HANDELSSYSTEME GMBH,

by	/s/ ZUBANOVIC
Name: ZUBANOVIC
Title: General Manager

by
Name:
Title:

GOODYEAR DUNLOP TIRES FRANCE S.A.,

by
Name:
Title:

GOODYEAR DUNLOP TIRES AMIENS SUD S.A.S.,

by
Name:
Title:

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

PARTIES TO THE MASTER GUARANTEE AND COLLATERAL

AGREEMENT (AND NOT PARTY TO THE CREDIT AGREEMENT)

4 FLEET GROUP GMBH,

by
Name:
Title:

by
Name:
Title:

GD HANDELSSYSTEME GMBH,

by
Name:
Title:

by
Name:
Title:

GOODYEAR DUNLOP TIRES FRANCE S.A.,

by	/s/ P.A. Nilsson
Name: P.A. Nilsson
Title: Attorney in Fact

GOODYEAR DUNLOP TIRES AMIENS SUD S.A.S.,

by	/s/ P.A. Nilsson
Name: P.A. Nilsson
Title: Attorney in Fact

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

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GOODYEAR DUNLOP TYRES UK LIMITED,

by	/s/ Dominique Golsong
Name: Dominique Golsong
Title: Attorney in Fact

DUNLOP TYRES LTD,

by	/s/ Dominique Golsong
Name: Dominique Golsong
Title: Attorney in Fact

CELERON CORPORATION,

by
Name:
Title:

DAPPER TIRE CO, INC.,

by
Name:
Title:

DIVESTED COMPANIES HOLDING COMPANY,

by
Name:
Title:

by
Name:
Title:

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

6

GOODYEAR DUNLOP TYRES UK LIMITED,

by
Name:
Title:

DUNLOP TYRES LTD,

by
Name:
Title:

CELERON CORPORATION,

by	/s/ Scott A. Honnold
Name: Scott A. Honnold
Title: Vice President and Treasurer

DAPPER TIRE CO, INC.

by	/s/ Scott A. Honnold
Name: Scott A. Honnold
Title: Vice President and Treasurer

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

2

DIVESTED COMPANIES HOLDING COMPANY,

by	/s/ Todd M. Tyler
Name: Todd M. Tyler
Title: Vice President, Treasurer and Secretary

by	/s/ Randall M. Loyd
Name: Randall M. Loyd
Title: Vice President and Assistant Secretary

DIVESTED LITCHFIELD PARK PROPERTIES, INC

by	/s/ Todd M. Tyler
Name: Todd M. Tyler
Title: Vice President, Treasurer and Secretary

by	/s/ Randall M. Loyd
Name: Randall M. Loyd
Title: Vice President and Assistant Secretary

GOODYEAR FARMS, INC.,

by
Name: Scott A. Honnold
Title: Vice President and Treasurer

GOODYEAR INTERNATIONAL CORPORATION,

by
Name: Scott A. Honnold
Title: Vice President and Treasurer

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

3

DIVESTED COMPANIES HOLDING COMPANY,

by
Name: Todd M. Tyler
Title: Vice President, Treasurer and Secretary

by
Name: Randall M. Lloyd
Title: Vice President and Assistant Secretary

DIVESTED LITCHFIELD PARK PROPERTIES, INC

by
Name: Todd M. Tyler
Title: Vice President, Treasurer and Secretary

by
Name: Randall M. Lloyd
Title: Vice President and Assistant Secretary

GOODYEAR FARMS, INC.,

by	/s/ Scott A. Honnold
Name: Scott A. Honnold
Title: Vice President and Treasurer

GOODYEAR INTERNATIONAL CORPORATION,

by	/s/ Scott A. Honnold
Name: Scott A. Honnold
Title: Vice President and Treasurer

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

3

GOODYEAR WESTERN HEMISPHERE CORPORATION,

by	/s/ Scott A. Honnold
Name: Scott A. Honnold
Title: Vice President and Treasurer

WHEEL ASSEMBLIES INC.,

by	/s/ Scott A. Honnold
Name: Scott A. Honnold
Title: Vice President and Treasurer

GOODYEAR EXPORT INC.,

by	/s/ Scott A. Honnold
Name: Scott A. Honnold
Title: Vice President and Treasurer

WINGFOOT COMMERCIAL TIRE SYSTEMS, LLC,

by	/s/ Scott A. Honnold
Name: Scott A. Honnold
Title: Vice President and Treasurer

GOODYEAR CANADA INC.,

by
Name: Douglas S. Hamilton
Title: President

by
Name: Robin M. Hunter
Title: Secretary

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

4

GOODYEAR WESTERN HEMISPHERE CORPORATION,

by
Name: Scott A. Honnold
Title: Vice President and Treasurer

WHEEL ASSEMBLIES INC.,

by
Name: Scott A. Honnold
Title: Vice President and Treasurer

GOODYEAR EXPORT INC.,

by
Name: Scott A. Honnold
Title: Vice President and Treasurer

WINGFOOT COMMERCIAL TIRE SYSTEMS, LLC,

by
Name: Scott A. Honnold
Title: Vice President and Treasurer

GOODYEAR CANADA INC.,

by	/s/ Douglas S. Hamilton
Name: Douglas S. Hamilton
Title: President

by	/s/ Robin M. Hunter
Name: Robin M. Hunter
Title: Secretary

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

4

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND

RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2007, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as Administrative Agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, as further amended and restated as of April 8, 2005, and as amended as of April 20, 2007, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	BARCLAYS BANK PLC

	By:	/s/ Michael J. Mozer
		Name:	Michael J. Mozer
		Title:	Vice President

By:[1]
Name:
Title:

[1]	For any Lender requiring a second signature line.

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND

RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2007, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as Administrative Agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, as further amended and restated as of April 8, 2005, and as amended as of April 20, 2007, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	BANK OF AMERICA, N.A.

	By:	/s/ Charles Fairchild
		Name:	Charles Fairchild
		Title:	Assistant Vice President

By:[1]
Name:
Title:

[1]	For any Lender requiring a second signature line.

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND

RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2007, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as Administrative Agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, as further amended and restated as of April 8, 2005, and as amended as of April 20, 2007, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	Citibank, N.A.

	By:	/s/ Wayne Beckmann
		Name:	Wayne Beckmann
		Title:	Managing Director

By:[1]
Name:
Title:

[1]	For any Lender requiring a second signature line.

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND

RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2007, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as Administrative Agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, as further amended and restated as of April 8, 2005, and as amended as of April 20, 2007, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	COMMERZBANK Aktiengesellschaft

	By:	/s/ Dr. Konrad Naltenhans
		Name:	Dr. Konrad Naltenhans
		Title:	Director

	By:[1]	/s/ Thomas Krauss
		Name:	Thomas Krauss
		Title:	Director

[1]	For any Lender requiring a second signature line.

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND

RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2007, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as Administrative Agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, as further amended and restated as of April 8, 2005, and as amended as of April 20, 2007, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	Credit Agricole Corporate and Investment Bank

	By:	/s/ Matthias Guillet
		Name:	Matthias Guillet
		Title:	Director

	By:[1]	/s/ Joseph Philbin
		Name:	Joseph Philbin
		Title:	Director

[1]	For any Lender requiring a second signature line.

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND

RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2007, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as Administrative Agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, as further amended and restated as of April 8, 2005, and as amended as of April 20, 2007, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	DEUTSCHE BANK AG NEW YORK BRANCH

	By:	/s/ Erin Morrissey
		Name:	Erin Morrissey
		Title:	Director

	By:[1]	/s/ Scottye Lindsey
		Name:	Scottye Lindsey
		Title:	Director

[1]	For any Lender requiring a second signature line.

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND

RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2007, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as Administrative Agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, as further amended and restated as of April 8, 2005, and as amended as of April 20, 2007, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	Dexia Banque Internationale à Luxembourg Société Anonyme

	By:	/s/ Marc Schronen
		Name:	Marc Schronen
		Title:	Director

	By:[1]	/s/ Charles Gosselin
		Name:	Charles Gosselin
		Title:	Senior Director

[1]	For any Lender requiring a second signature line.

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND

RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2007, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as Administrative Agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, as further amended and restated as of April 8, 2005, and as amended as of April 20, 2007, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	GOLDMAN SACHS CREDIT PARTNERS L.P.

	By:	/s/ Mark Walton
		Name:	Mark Walton
		Title:	Authorized Signatory

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND

RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2007, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as Administrative Agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, as further amended and restated as of April 8, 2005, and as amended as of April 20, 2007, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	HSBC BANK PLC

	By:	/s/ Mike Hodges
		Name:	Mike Hodges
		Title:	Deputy Head Of Corporate Banking

By:[1]
Name:
Title:

[1]	For any Lender requiring a second signature line.

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND

RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2007, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as Administrative Agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, as further amended and restated as of April 8, 2005, and as amended as of April 20, 2007, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	MORGAN STANLEY BANK, N.A.

	By:	/s/ Sherrese Clarke
		Name:	Sherrese Clarke
		Title:	Authorized Signatory

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND

RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2007, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as Administrative Agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, as further amended and restated as of April 8, 2005, and as amended as of April 20, 2007, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	NATIXIS

	By:	/s/ Valentine de MONREDON
		Name:	Valentine de MONREDON
		Title:	Relationship Manager

	By:[1]	/s/	Frédéric CHAPPE
		Name:	Frédéric CHAPPE
		Title:	Head of Automotive Dept

[1]	For any Lender requiring a second signature line.

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND

RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2007, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as Administrative Agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, as further amended and restated as of April 8, 2005, and as amended as of April 20, 2007, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	The Northern Trust Company

	By:	/s/ Jeffrey P. Sullivan
		Name:	Jeffrey P. Sullivan
		Title:	Vice President

By:[1]
Name:
Title:

[1]	For any Lender requiring a second signature line.

Annex 1

THE GOODYEAR TIRE & RUBBER COMPANY

GOODYEAR DUNLOP TIRES EUROPE B.V.

GOODYEAR DUNLOP TIRES GERMANY GMBH

GOODYEAR DUNLOP TIRES OPERATIONS S.A.

CREDIT AGREEMENT

AS AMENDED AND RESTATED AS OF APRIL 20, 2011

STANDARD TERMS AND CONDITIONS

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment Agreement and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Restated Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by any Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2. Assignees. Each Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Restated Credit Agreement and the Amended MGCA, (ii) it satisfies the requirements, if any, specified in the Restated Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of each of the Restated Credit Agreement and the Amended MGCA as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Restated Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereto, as applicable, the Amended MGCA and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment Agreement and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the New Administrative Agent or any other Lender, and (v) attached to this Amendment Agreement is any

10

documentation required to be delivered by it pursuant to the terms of Sections 2.17 of the Restated Credit Agreement, duly completed and executed by such Assignee; (b) agrees that (i) it will, independently and without reliance on the New Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender, including Section 9.20 of the Credit Agreement; and (c) hereby directs the Collateral Agent to execute on its behalf pursuant to the power of attorney granted to the Collateral Agent in Section 9.18 of the Credit Agreement a “New Secured Party’s Accession Agreement” in the form of Schedule 3 to the German Security Trust Agreement.

2. Amended MGCA. Each Assignee, by executing and delivering this Amendment Agreement, approves and agrees to be bound by and to act in accordance with the terms and conditions of the Amended MGCA and each other Security Document, specifically including (i) the provisions of Section 5.03 of the Amended MGCA (governing the distribution of proceeds realized from the exercise of remedies under the Security Documents), (ii) the provisions of Article VI of the Amended MGCA (governing the manner in which the amounts of the Obligations (as defined in the Amended MGCA) are to be determined at any time), (iii) the provisions of Articles VIII and IX of the Amended MGCA (relating to the duties and responsibilities of the Collateral Agent and providing for the indemnification and the reimbursement of expenses of the Collateral Agent by the Lenders) and (iv) the provisions of Section 11.13 of the Amended MGCA (providing for releases of Guarantees of and Collateral securing the Obligations).

3. Payments. From and after the Effective Date, the New Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to each Assignee for amounts which have accrued from and after the Effective Date.

4. Foreign Law Provisions.

4.1. France. An assignment of rights will only be effective vis-à-vis the Subsidiary Guarantors incorporated in France if the assignment if such assignment is notified in France by bailiff (huissier) in accordance with Article 1690 of the French Civil Code. Pursuant to clause 9.04(b)(vii) of the Restated Credit Agreement (i) the European J.V. (or the New Administrative Agent, at the expense of the European J.V.) shall carry out such notification and (ii) if the assignment provided for in this Amendment Agreement is made without the European J.V.’s consent the New Administrative Agent shall provide prompt written notice of the assignment to the European J.V.

11

4.2. Italy. For the purposes of Italian law only, the assignment made under this Amendment Agreement shall be deemed to constitute a cessione del contratto, although it will not constitute a termination or a novation of the Credit Agreement for purposes of New York law.

5. Affiliates. Each Assignee acknowledges that any Obligations in respect of any Swap Agreement or cash management services, in each case provided by an Affiliate of a Lender, will only constitute Obligations for the purpose of any Security Document governed by the laws of a country other than the United States of America if such Affiliate executes and delivers to the New Administrative Agent an Affiliate Authorization in the form of Exhibit H to the Restated Credit Agreement or any other form approved by the New Administrative Agent.

12

Annex 2

In the case of a Guarantor established in Germany as a limited liability company (Gesellschaft mit beschränkter Haftung) (a “German GmbH Guarantor”), or as a limited partnership (Kommanditgesellschaft) with a limited liability company (Gesellschaft mit beschränkter Haftung) as sole general partner (a “German GmbH & Co. KG Guarantor” and, together with any “German GmbH Guarantor”, a “German Guarantor”), the enforcement against such German Guarantor of any and all claims arising under this Article III shall be limited, if and to the extent that under this Article III the relevant German Guarantor guarantees obligations of any of the German Guarantor’s affiliated companies (verbundenes Unternehmen) within the meaning of Section 15 of the German Stock Corporation Act (Aktiengesetz) (other than any of the German Guarantor’s subsidiaries), if and to the extent that

(i) the enforcement of the Guarantee would cause the German Guarantor’s, or, where the Guarantor is a German GmbH & Co. KG Guarantor, its general partner’s, assets (the calculation of which shall include all items set forth in § 266(2) A (except to the extent that they are subject to the restrictions on distribution set forth in § 268 (8) of the German Commercial Code (Handelsgesetzbuch)), B, C, D (except to the extent that they are subject to the restrictions on distribution set forth in § 268 (8) of the German Commercial Code (Handelsgesetzbuch)) and E of the German Commercial Code (Handelsgesetzbuch) and shall be taken into account (aktiviert) in full unless pursuant to the jurisprudence of the German Federal Supreme Court (Bundesgerichtshof) relating to protection of liable capital of German limited liability companies under §§ 30,31 of the German Limited Liability Companies Act (GmbH-Gesetz) handed down after April 20, 2011, taking into account (aktivieren) any of the above mentioned items would violate §§ 30, 31 of the German Limited Liability Companies Act; in this event the respective item will be excluded from the calculation) less the German Guarantor’s, or, where the Guarantor is a German GmbH & Co. KG Guarantor, its general partner’s, liabilities (the calculation of which shall include all items set forth in § 266 (3) B, C, D and E of the German Commercial Code (Handelsgesetzbuch)) (the “Net Assets”) to be less than its respective registered share capital (Stammkapital) (Begründung einer Unterbilanz) or

(ii) (if the German Guarantor’s, or in the case of a German GmbH & Co. KG Guarantor, its general partner’s, Net Assets are already less than its respective share capital (Stammkapital)) the enforcement of the Guarantee would cause such deficit to be further reduced (Vertiefung einer Unterbilanz).

For the purposes of the calculation of the Net Assets, (i) loans and other contractual liabilities incurred in negligent or wilful violation of the provisions of the Credit Documents shall be disregarded and (ii) claims of a German GmbH Guarantor and/or the general partner of a German GmbH & co. KG Guarantor against any of its affiliated companies referred to above resulting from a transaction entered into between the relevant General GmbH Guarantor and/or the general partner of the German GmbH & Co. KG Guarantor and the relevant affiliated company in negligent or wilful violation of the provisions of the Credit Documents shall be taken into account (aktiviert).

13

In addition, in case of an enforcement of the guarantee granted under this Article III, the German GmbH Guarantor or, in the case of a German GmbH & Co. KG Guarantor, its general partner and the German GmbH & Co. KG Guarantor, shall realize, to the extent legally permitted and, in respect of the German GmbH Guarantor’s, or in the case of a German GmbH & Co. KG Guarantor its general partner’s and the German GmbH & Co. KG Guarantor’s, business, commercially justifiable, in a situation where the German GmbH Guarantor, or in the case of a German GmbH & Co. KG Guarantor its general partner and the German GmbH & Co. KG Guarantor, does not have sufficient assets to maintain its registered share capital, any and all of its assets that are shown in the balance sheet with a book value (Buchwert) that is significantly lower than the market value of such assets if such assets are not necessary for the German GmbH Guarantor’s, or in the case of a German GmbH & Co. KG Guarantor its general partner’s and the German GmbH & Co. KG Guarantor’s, business (betriebsnotwendig).

None of the above restrictions on enforcement shall apply if and to the extent the enforcement relates to the borrowings of a German Guarantor under the Credit Agreement and all obligations related to such borrowings of such German Guarantor under the Credit Documents.

14

Schedule 1 to

Amendment and Restatement

Agreement

Daylight Lenders	Daylight Loans
Bank of America, N.A.	€6,175,000
Barclays Bank PLC	6,175,000
BNP Partibas	9,737,500
Citibank, N.A.	6,175,000
Commerzbank Aktiengesellschaft	6,175,000
Credit Agricole Corporate and Investment Bank	9,500,000
Deutsche Bank AG New York Branch	6,175,000
Dexia Banque Internationale à Luxembourg Société Anonyme	6,175,000
Goldman Sachs Credit Partners L.P.	6,175,000
HSBC Bank PLC	6,175,000
JPMorgan Chase Bank, N.A.	9,975,000
Morgan Stanley Bank, N.A.	6,175,000
Natixis	6,175,000
The Northern Trust Company	4,037,500

Total	€95,000,000.00

Account:	JPMorgan AG, Frankfurt (CHASDEFX)
Favor:	J.P. Morgan Europe Limited (CHASGB22)
Account:	DE93501108006001600037
Reference:	Goodyear Loan Repayment

Schedule 2 to

Amendment and Restatement

Agreement

Jurisdiction	Collateral to be released
France

1.      Release letter relating to the Charge over business granted by Goodyear Dunlop Tires France S.A.;

2.      Release letter relating to the Delegation of claims granted by Goodyear Dunlop Tires France S.A. on Goodyear Dunlop Tires Europe B.V.;

3.      Release letter relating to the Delegation of claims granted by Goodyear Dunlop Tires France S.A. on Goodyear Dunlop Tires Operations S.A.;

4.      Release letter relating to the Delegation of claims granted by Goodyear Dunlop Tires Amiens Sud on Goodyear Dunlop Tires Europe B.V.;

5.      Release letter relating to the Delegation of claims granted by Goodyear Dunlop Tires Amiens Sud on Goodyear Dunlop Tires Operations S.A.;

6.      Release letter relating to the Bank account pledge granted by Goodyear Dunlop Tires Amiens Sud;

7.      Release letter relating to the Shares account pledge granted by Goodyear Dunlop Tires Europe B.V. over the shares in Goodyear Dunlop Tires France S.A.; and

8.      Release letter relating to the Financial securities account pledge granted by Goodyear Dunlop Tires Europe B.V. over the shares in Goodyear Dunlop Tires Amiens Sud.

Czech Republic	Waiver of pledge of participation in Goodyear Dunlop Tires Czech s.r.o. and termination of the agreement on pledge of participation in Goodyear Dunlop Tires Czech s.r.o. by Goodyear Dunlop Tires Europe B.V.

Schedule 3 to

Amendment and Restatement

Agreement

Country	Actions to be taken while JPMCB is the holder of all Revolving Commitments
France	French mortgage amendment.

Romania	Notarized and apostiled power of attorney from Goodyear Dunlop Tires Europe B.V. to its Romanian counsel in order for the latter to effectively perform the registration process of the Social Parts Pledge Agreement and Additional Act and registration of the Lenders to which JPMCB will further transfer the Revolving Commitments.

Schedule 4 to

Amendment and Restatement

Agreement

Assigned Interests

(expressed in principal amount for each facility)

Assignor	All Borrower Tranche Commitments	Percentage of Total All Borrower Tranche Commitments	German Tranche Commitments	Percentage of Total German Tranche Commitments	Assignee
JPMorgan Chase Bank N.A.	€19,500,000	6.5%	€6,500,000	6.5%	Bank of America, N.A.
JPMorgan Chase Bank N.A.	19,500,000	6.5%	6,500,000	6.5%	Barclays Bank PLC
JPMorgan Chase Bank N.A.	30,750,000	10.25%	10,250,000	10.25%	BNP Paribas
JPMorgan Chase Bank N.A.	19,500,000	6.5%	6,500,000	6.5%	Citibank, N.A.
JPMorgan Chase Bank N.A.	19,500,000	6.5%	6,500,000	6.5%	Commerzbank Aktiengesellschaft
JPMorgan Chase Bank N.A.	30,000,000	10%	10,000,000	10%	Credit Agricole Corporate and Investment Bank
JPMorgan Chase Bank N.A.	19,500,000	6.5%	6,500,000	6.5%	Deutsche Bank AG New York Branch
JPMorgan Chase Bank N.A.	19,500,000	6.5%	6,500,000	6.5%	Dexia Banque Internationale à Luxembourg Société Anonyme
JPMorgan Chase Bank N.A.	19,500,000	6.5%	6,500,000	6.5%	Goldman Sachs Credit Partners L.P.
JPMorgan Chase Bank N.A.	19,500,000	6.5%	6,500,000	6.5%	HSBC Bank PLC
JPMorgan Chase Bank N.A.	19,500,000	6.5%	6,500,000	6.5%	Morgan Stanley Bank, N.A.
JPMorgan Chase Bank N.A.	19,500,000	6.5%	6,500,000	6.5%	Natixis
JPMorgan Chase Bank N.A.	12,750,000	4.25%	4,250,000	4.25%	The Northern Trust Company

Subtotal	€268,500,000	89.50%	€89,500,000	89.5%

	31,500,000	10.5%	10,500,000	10.5%	JPMorgan Chase Bank N.A.

Total	€300,000,000.00	100.0000000%	€100,000,000.00	100.0000000%

Schedule 5 to

Amendment and Restatement

Agreement

Interest Periods and Types of Loans

Interest Period:	Two weeks

Type:	LIBOR

EXHIBIT A

EXECUTION VERSION

MASTER ASSIGNMENT AND ACCEPTANCE

April 20, 2011

Reference is made to the Amended and Restated Revolving Credit Agreement dated as of April 20, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among The Goodyear Tire & Rubber Company; Goodyear Dunlop Tires Europe B.V.; Goodyear Dunlop Tires Germany GmbH; Goodyear Dunlop Tires Operations S.A.; the Lenders party thereto; J.P. Morgan Europe Limited, as Administrative Agent, and JPMorgan Chase Bank, N.A., as Collateral Agent. Capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Master Assignment and Assumption as if set forth herein in full.

The Lenders listed on the signature pages hereof under the caption “Assignors” (the “Assignors”), the Credit Parties and JPMorgan Chase Bank, N.A. (in its capacity as a Lender, the “Assignee”) agree as follows:

1. For an agreed consideration, each Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from each Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Assignment Date as contemplated below, (i) all of such Assignor’s rights and obligations in its capacity as a Revolving Lender under the Credit Agreement, the Guarantee and Collateral Agreement referred to therein (the “Guarantee and Collateral Agreement”) and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest set forth on Schedule 1 hereto for such Assignee (including, without limitation, the interests set forth on Schedule 1 in the Revolving Commitments of such Assignor on the Assignment Date) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other rights of such Assignor (each, in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, the Guarantee and Collateral Agreement and any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is made by each Assignor without recourse to such Assignor and, except as expressly provided in this Master Assignment and Acceptance, without representation or warranty by any Assignor.

2. Notwithstanding any provision of this Agreement, the Borrowers and each other Credit Party agrees that the provisions of Sections 2.12, 2.13, 2.14 and 9.03 of the Credit Agreement, as in effect immediately prior to the Assignment Date, will continue to be effective for the benefit of each Assignor as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Assignment Date.

3. Each party hereto represents and warrants to each other party that:

(a) the execution, delivery and performance of this Master Assignment and Acceptance are within such party’s powers and have been duly authorized; and

(b) this Master Assignment and Acceptance has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable, and effective to transfer the interests purported to be transferred by such party hereunder (if any), in accordance with its terms.

4. This Master Assignment and Acceptance is an approved form of Assignment and Acceptance for purposes of the Credit Agreement. The parties agree that no recordation fee shall be payable with respect to the foregoing assignments.

5. This Master Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment: April 20, 2011

Effective Date of Assignment (“Assignment Date”): April 20, 2011

2

IN WITNESS WHEREOF, the parties hereto have caused this Master Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers.

Consented to:
THE GOODYEAR TIRE & RUBBER COMPANY,

by
Name:
Title:

Consented to:
GOODYEAR DUNLOP TIRES EUROPE B.V.,

by
Name:
Title:

Consented to:
GOODYEAR DUNLOP TIRES GERMANY GMBH,

by
Name:
Title:

by
Name:
Title:

GOODYEAR DUNLOP TIRES EUROPE B.V.

MASTER ASSIGNMENT AND ACCEPTANCE

Consented to:
GOODYEAR DUNLOP TIRES OPERATIONS SA,

by
Name:
Title:

GOODYEAR DUNLOP TIRES EUROPE B.V.

MASTER ASSIGNMENT AND ACCEPTANCE

4

Consented to and Accepted:
J.P. MORGAN EUROPE LIMITED,
individually and as administrative agent,

by
Name:
Title:

Consented to and Accepted:
JPMORGAN CHASE BANK, N.A.
individually, as Issuing Bank, as Collateral
Agent and as Assignee,

by
Name:
Title:

GOODYEAR DUNLOP TIRES EUROPE B.V.

MASTER ASSIGNMENT AND ACCEPTANCE

5

Consented to and Accepted:
BNP PARIBAS individually and as
Issuing Bank,

by
Name:
Title:

by
Name:
Title:

GOODYEAR DUNLOP TIRES EUROPE B.V.

MASTER ASSIGNMENT AND ACCEPTANCE

6

Consented to and Accepted:
KBC BANK NV, individually and as Issuing Bank,

by
Name:
Title:

by
Name:
Title:

GOODYEAR DUNLOP TIRES EUROPE B.V.

MASTER ASSIGNMENT AND ACCEPTANCE

7

The terms set forth in this Master Assignment and Assumption are hereby agreed to:

ASSIGNOR:	,

by
Name:
Title:

Name:
Title:

GOODYEAR DUNLOP TIRES EUROPE B.V.

MASTER ASSIGNMENT AND ACCEPTANCE

8

Annex 1

THE GOODYEAR TIRE & RUBBER COMPANY

GOODYEAR DUNLOP TIRES EUROPE B.V.

GOODYEAR DUNLOP TIRES GERMANY GMBH

GOODYEAR DUNLOP TIRES OPERATIONS S.A.

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF APRIL 20, 2007

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. Each Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Master Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or the Credit Documents, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by any Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Master Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement and the Guarantee and Collateral Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Assignment Date, it shall be bound by the provisions each of the Credit Agreement and the Guarantee and Collateral Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereto, as applicable, the Guarantee and Collateral Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Master Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) attached to this Master Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of Section 9.17 of the Credit Agreement; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any Assignor or any other Lender, and based on such documents and information as it shall deem appropriate

9

at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2. Payments. From and after the Assignment Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to each Assignor for amounts which have accrued to but excluding the Assignment Date and to the Assignee for amounts which have accrued from and after the Assignment Date.

3. Collateral Agreement. The Assignee, by executing and delivering this Assignment and Assumption, approves and agrees to be bound by and to act in accordance with the terms and conditions of the Guarantee and Collateral Agreement and each other Security Document, specifically including (i) the provisions of Section 5.03 of the Guarantee and Collateral Agreement (governing the distribution of proceeds realized from the exercise of remedies under the Security Documents), (ii) the provisions of Article VI of the Guarantee and Collateral Agreement (governing the manner in which Acts of the Secured Parties are to be evidenced and the manner in which the amounts of the Obligations (as defined in the Guarantee and Collateral Agreement) are to be determined at any time), (iii) the provisions of Articles VIII and IX of the Guarantee and Collateral Agreement (relating to the duties and responsibilities of the Collateral Agent and providing for the indemnification and the reimbursement of expenses of the Collateral Agent by the Lenders) and (iv) the provisions of Section 11.13 of the Guarantee and Collateral Agreement (providing for releases of Guarantees of and Collateral securing the Obligations).

4. Foreign Law Provisions.

4.1. France. An assignment of rights will only be effective vis-à-vis the Subsidiary Guarantors incorporated in France if such assignment is notified in France by bailiff (huissier) in accordance with Article 1690 of the French Civil Code. Pursuant to clause 9.04(b)(vii) of the Credit Agreement (i) the European J.V. (or the Administrative Agent, at the expense of the European J.V.) shall carry out such notification and (ii) if the assignment provided for in this Master Assignment and Assumption is made without the European J.V.’s, consent, the Administrative Agent shall provide prompt written notice of the assignment to the European J.V.

4.2. Italy. For the purposes of Italian law only, the assignment made under this Master Assignment and Assumption shall be deemed to constitute a cessione del contratto, although it will not constitute a termination or a novation of the Credit Agreement for purposes of New York law.

4.3 Romania. In case of any transfer of all or any part of the rights and/or obligations of any Secured Party under the Credit Agreement or the Guarantee and Collateral Agreement, including of the Applicable Secured Obligations, the guarantees and security interests under the Security Documents will remain in full force and effect for the benefit of any successors, assignees/transferees of the respective Secured Party and the other Secured Parties (including, but not limited to, for the benefit of Article 1134 of the Romanian Civil Code).

10

5. Affiliates. The Assignee acknowledges that any Obligations in respect of any Swap Agreement or cash management services, in each case provided by an Affiliate of a Lender, will only constitute Obligations for the purpose of any Security Document governed by the laws of a country other than the United States of America if such Affiliate executes and delivers to the Administrative Agent an Affiliate Authorization in the form of Exhibit G to the Credit Agreement or any other form approved by the Administrative Agent.

6. General Provisions. This Master Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Master Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Master Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Master Assignment and Assumption.

11

Schedule 1 to Master Assignment and Acceptance

Assigned Interests

(expressed in principal amount for each facility)

Lender/Assignor	All Borrower Tranche Commitments	Percentage of Total All Borrower Tranche Commitments	German Tranche Commitments	Percentage of Total German Tranche Commitments	Assignee

Bank of America, N.A.	€11,782,178.22	3.3663%	€5,217,821.78	3.3663%	JPMorgan Chase Bank, N.A.
BNP Paribas	25,123,762.37	7.1782%	11,126,237.62	7.1782%	JPMorgan Chase Bank, N.A.
Citibank, N.A.	22,178,217.82	6.3366%	9,821,782.18	6.3366%	JPMorgan Chase Bank, N.A.
Commerzbank Aktiengesellschaft	18,019,801.98	5.1485%	7,980,198.02	5.1485%	JPMorgan Chase Bank, N.A.
Credit Agricole Corporate and Investment Bank	33,950,495.05	9.7001%	11,049,504.95	7.1287%	JPMorgan Chase Bank, N.A.
Deutsche Bank AG New York Branch	24,950,495.05	7.1287%	11,049,504.95	7.1287%	JPMorgan Chase Bank, N.A.
Dexia Banque Internationale à Luxembourg Société Anonyme	18,019,801.98	5.1485%	7,980,198.02	5.1485%	JPMorgan Chase Bank, N.A.
GE Corporate Finance Bank	43,316,831.68	12.3762%	19,183,168.32	12.3762%	JPMorgan Chase Bank, N.A.
Goldman Sachs Credit Partners L.P.	13,178,217.82	3.7652%	9,821,782.18	6.3366%	JPMorgan Chase Bank, N.A.
HSBC Bank PLC	11,782,178.22	3.3663%	5,217,821.80	3.3663%	JPMorgan Chase Bank, N.A.
KBC Bank N.V.	22,178,217.82	6.3366%	9,821,782.18	6.3366%	JPMorgan Chase Bank, N.A.
Morgan Stanley Bank, N.A.	22,178,217.82	6.3366%	9,821,782.18	6.3366%	JPMorgan Chase Bank, N.A.
Natixis	24,950,495.05	7.1287%	11,049,504.95	7.1287%	JPMorgan Chase Bank, N.A.
The Northern Trust Company	11,782,178.22	3.3663%	5,217,821.78	3.3663%	JPMorgan Chase Bank, N.A.
UniCredit Bank Slovakia a.s.	20,792,079.22	5.9406%	9,207,920.78	5.9406%	JPMorgan Chase Bank, N.A.

Subtotal	€324,183,168.32	92.6237624%	€143,566,831.69	92.6237624%

JPMorgan Chase Bank N.A.	25,816,831.68	7.3762376%	11,433,168.31	7.3762376%

Total	€350,000,000.00	100.0000000%	€155,000,000.00	100.0000000%